April 22, 2026	FOR IMMEDIATE RELEASE
Media Contact: Steve Hollister, 727.567.2824
Investor Contact: Kristina Waugh, 727.567.7654
raymondjames.com/news-and-media/press-releases

RAYMOND JAMES FINANCIAL REPORTS FISCAL SECOND QUARTER OF
2026 RESULTS

•Record quarterly net revenues of $3.86 billion, up 13% over the prior year’s fiscal second quarter and 3% over the preceding quarter
•Quarterly net income available to common shareholders of $542 million, or $2.72 per diluted share; quarterly adjusted net income available to common shareholders of $564 million(1), or $2.83 per diluted share(1)
•Domestic Private Client Group net new assets(2) of $23.0 billion for the fiscal second quarter, or annualized growth from beginning of quarter assets of 5.8%
•Client assets under administration of $1.76 trillion, up 15% over March 2025 and down 1% compared to December 2025
•Record quarter-end Private Client Group assets in fee-based accounts of $1.04 trillion, up 20% over March 2025 and up slightly over December 2025
•Record net bank loans of $54.8 billion; Securities-based loans of $23.0 billion, up 31% over March 2025 and 6% over December 2025
•Annualized return on common equity and annualized adjusted return on tangible common equity of 17.3% and 20.9%(1), respectively, for the fiscal second quarter

ST. PETERSBURG, Fla. – Raymond James Financial, Inc. (NYSE: RJF) today reported net revenues of $3.86 billion and net income available to common shareholders of $542 million, or $2.72 per diluted share, for the fiscal second quarter ended March 31, 2026. Quarterly adjusted net income available to common shareholders, which excluded $22 million of acquisition-related expenses, net of tax, was $564 million(1), or $2.83 per diluted share(1).

“We generated record results for the first half of the fiscal year by leveraging the firm’s expertise and resources to support advisors and their clients during this period of market uncertainty. Our ongoing focus and disciplined execution have led to record PCG fee-based assets and annualized net new asset growth of 7% for the first half of the fiscal year,” said CEO Paul Shoukry. “We continue to develop industry-leading technology solutions, including increasing AI integration, to improve efficiency and provide our financial professionals with more time to serve their clients. Looking ahead, financial advisor recruiting activity across all our affiliation options remains robust, and the investment banking pipeline continues to be strong.”

Record quarterly net revenues increased 13% over the prior year’s fiscal second quarter, largely driven by continued growth in asset management and related administrative fees which increased 17% to over $2.0 billion. Compared to the preceding quarter, net revenues reflect strong growth in investment banking revenues and higher brokerage revenues. Quarterly pre-tax income increased 1% over the preceding quarter while net income available to common shareholders decreased 4% due to a higher effective tax rate. For the fiscal second quarter, annualized return on common equity and annualized adjusted return on tangible common equity were 17.3% and 20.9%(1), respectively.
Please refer to the footnotes at the end of this press release for additional information.

For the first six months of the fiscal year, record net revenues of $7.59 billion increased 9%, record earnings per diluted share of $5.51 increased 6%, and record adjusted earnings per diluted share of $5.69(1) increased 6% over the first six months of fiscal 2025. The Private Client Group and Asset Management segments generated record net revenues in the first six months of fiscal 2026. The Asset Management and Bank segments produced record pre-tax income during the same period. Annualized return on common equity was 17.7% and annualized adjusted return on tangible common equity was 21.2%(1).

Segment Results
Private Client Group

•Record quarterly net revenues of $2.81 billion, up 13% over the prior year’s fiscal second quarter and 2% over the preceding quarter
•Quarterly pre-tax income of $416 million, down 3% compared to the prior year’s fiscal second quarter and 5% compared to the preceding quarter
•Domestic Private Client Group net new assets(2) of $23.0 billion for the fiscal second quarter, or annualized growth from beginning of the quarter assets of 5.8%
•Private Client Group assets under administration of $1.70 trillion, up 15% over March 2025 and down 1% compared to December 2025
•Record quarter-end Private Client Group assets in fee-based accounts of $1.04 trillion, up 20% over March 2025 and up slightly over December 2025
•Total clients’ domestic cash sweep and Enhanced Savings Program balances of $57.8 billion, approximating the prior year’s fiscal second quarter level and down 1% compared to the preceding quarter

Quarterly net revenues rose 13% year-over-year primarily driven by higher asset management and related administrative fees which grew 17% to $1.71 billion, mainly due to market appreciation and net inflows into PCG fee-based accounts. Pre-tax income declined year-over-year primarily due to the impact of lower interest-related revenues and certain costs associated with our continued investments in growth.

Capital Markets

•Quarterly net revenues of $464 million, up 17% over the prior year’s fiscal second quarter and 22% over the preceding quarter
•Quarterly investment banking revenues of $272 million, up 31% over the prior year’s fiscal second quarter and 36% over the preceding quarter
•Quarterly pre-tax income of $51 million

Quarterly net revenues increased 17% over the prior year period, driven predominantly by higher debt and equity underwriting revenues. Sequentially, quarterly net revenues grew 22% largely due to higher debt and equity underwriting revenues, M&A and advisory revenues and fixed income brokerage revenues. During the quarter, we completed the acquisition of GreensLedge Holdings LLC.

Asset Management

•Record quarterly net revenues of $327 million, up 13% over the prior year’s fiscal second quarter and just above the preceding quarter
•Quarterly pre-tax income of $137 million, up 13% over the prior year’s fiscal second quarter and down 4% compared to the preceding quarter
•Record quarter-end financial assets under management of $282.4 billion, up 15% over March 2025 and 1% over December 2025

Record quarterly net revenues increased 13% year-over-year largely driven by higher financial assets under management due to market appreciation and net inflows into fee-based accounts in the Private Client Group.

Please refer to the footnotes at the end of this press release for additional information.

Bank

•Quarterly net revenues of $486 million, up 12% over the prior year’s fiscal second quarter and approximating the preceding quarter level
•Quarterly pre-tax income of $166 million, up 42% over the prior year’s fiscal second quarter and down 4% compared to the preceding quarter
•Record net bank loans of $54.8 billion, up 14% over March 2025 and 3% over December 2025
•Bank segment net interest margin (“NIM”) of 2.81% for the quarter, up 14 basis points over the prior year’s fiscal second quarter and unchanged from the preceding quarter

Net bank loans grew 14% over the prior year quarter, driven by continued growth in securities-based and residential mortgage loans, which rose by 31% and 10%, respectively. Bank segment net interest income increased 13% over the prior year quarter due to loan growth, lower funding costs driven by the decline in short-term interest rates, and a favorable mix shift in assets. NIM remained stable with the preceding quarter at 2.81%. The credit quality of the loan portfolio remains strong.

Other Matters

The effective tax rate for the quarter was 26.0%, which includes the unfavorable impact of nondeductible losses in the corporate-owned life insurance portfolio in the quarter.

During the fiscal second quarter, the firm repurchased $400 million of common stock at an average price of $155 per share, and paid $81 million to redeem preferred stock. As of March 31, 2026, $1.5 billion remained available under the Board’s approved common stock repurchase authorization. At the end of the quarter, the total capital ratio was 24.0%(3) and the tier 1 leverage ratio was 12.4%(3), both well above regulatory requirements.

A conference call to discuss the results will take place today, Wednesday, April 22, at 5:00 p.m. ET. The live audio webcast, and the presentation which management will review on the call, will be available at www.raymondjames.com/investor-relations/financial-information/quarterly-earnings. An audio replay of the call will be available at the same location for 30 days. For a listen-only connection to the conference call, please dial: 888-330-3573 (conference code: 3778589).

About Raymond James Financial, Inc.

Raymond James Financial, Inc. (NYSE: RJF) is a leading diversified financial services company providing private client group, capital markets, asset management, banking and other services to individuals, corporations and municipalities. Total client assets are $1.76 trillion. Public since 1983, the firm is listed on the New York Stock Exchange under the symbol RJF. Additional information is available at www.raymondjames.com.

Forward-Looking Statements

Certain statements made in this press release may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions (including changes in interest rates and inflation), demand for and pricing of our products (including cash sweep and deposit offerings), anticipated timing and benefits of our acquisitions, and our level of success integrating acquired businesses, anticipated results of litigation, regulatory developments, and general economic conditions. In addition, future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward-looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our most recent Annual Report on Form 10-K, and subsequent Quarterly Report on Form 10-Q and Current Reports on Form 8-K, which are available at www.raymondjames.com and the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events, or otherwise.
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC. Fiscal Second Quarter of 2026	Selected Financial Highlights (Unaudited)

Summary results of operations

	Three months ended			% change from
$ in millions, except per share amounts	March 31, 2026	March 31, 2025	December 31, 2025	March 31, 2025	December 31, 2025
Net revenues	$3,859	$3,403	$3,735	13%	3%
Pre-tax income	$735	$671	$728	10%	1%
Net income available to common shareholders	$542	$493	$562	10%	(4)%

Earnings per common share: (4)
Basic	$2.76	$2.41	$2.85	15%	(3)%
Diluted	$2.72	$2.36	$2.79	15%	(3)%

Non-GAAP measures: (1)
Adjusted pre-tax income	$762	$690	$748	10%	2%
Adjusted net income available to common shareholders	$564	$507	$577	11%	(2)%
Adjusted earnings per common share – basic (4)	$2.88	$2.48	$2.92	16%	(1)%
Adjusted earnings per common share – diluted (4)	$2.83	$2.42	$2.86	17%	(1)%

	Six months ended
$ in millions, except per share amounts	March 31, 2026	March 31, 2025	% change
Net revenues	$7,594	$6,940	9%
Pre-tax income	$1,463	$1,420	3%
Net income available to common shareholders	$1,104	$1,092	1%

Earnings per common share: (4)
Basic	$5.61	$5.34	5%
Diluted	$5.51	$5.22	6%

Non-GAAP measures: (1)
Adjusted pre-tax income	$1,510	$1,459	3%
Adjusted net income available to common shareholders	$1,141	$1,121	2%
Adjusted earnings per common share – basic (4)	$5.80	$5.49	6%
Adjusted earnings per common share – diluted (4)	$5.69	$5.36	6%

	Three months ended			Six months ended
Other selected financial highlights	March 31, 2026	March 31, 2025	December 31, 2025	March 31, 2026	March 31, 2025
Return on common equity (5)	17.3%	16.4%	18.0%	17.7%	18.4%
Adjusted return on common equity (1) (5)	18.0%	16.9%	18.5%	18.2%	18.9%
Adjusted return on tangible common equity (1) (5)	20.9%	19.7%	21.4%	21.2%	22.1%
Pre-tax margin (6)	19.0%	19.7%	19.5%	19.3%	20.5%
Adjusted pre-tax margin (1) (6)	19.7%	20.3%	20.0%	19.9%	21.0%
Total compensation ratio (7)	65.8%	64.8%	65.6%	65.7%	64.5%
Adjusted total compensation ratio (1) (7)	65.7%	64.5%	65.4%	65.5%	64.3%
Effective tax rate	26.0%	26.2%	22.7%	24.3%	22.9%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Second Quarter of 2026

Consolidated Statements of Income (Unaudited)

	Three months ended			% change from
in millions, except per share amounts	March 31, 2026	March 31, 2025	December 31, 2025	March 31, 2025	December 31, 2025
Revenues:
Asset management and related administrative fees	$2,016	$1,725	$1,999	17%	1%
Brokerage revenues:
Securities commissions	507	431	486	18%	4%
Principal transactions	136	149	126	(9)%	8%
Total brokerage revenues	643	580	612	11%	5%
Account and service fees	311	321	308	(3)%	1%
Investment banking	279	216	208	29%	34%
Interest income	960	963	1,007	—%	(5)%
Other	53	40	42	33%	26%
Total revenues	4,262	3,845	4,176	11%	2%
Interest expense	(403)	(442)	(441)	(9)%	(9)%
Net revenues	3,859	3,403	3,735	13%	3%
Non-interest expenses:
Compensation, commissions and benefits	2,541	2,204	2,450	15%	4%
Non-compensation expenses:
Communications and information processing	206	184	194	12%	6%
Occupancy and equipment	80	74	80	8%	—%
Business development	75	64	81	17%	(7)%
Investment sub-advisory fees	63	54	63	17%	—%
Professional fees	36	34	37	6%	(3)%
Bank loan provision/(benefit) for credit losses	5	16	(3)	(69)%	NM
Other	118	102	105	16%	12%
Total non-compensation expenses	583	528	557	10%	5%
Total non-interest expenses	3,124	2,732	3,007	14%	4%
Pre-tax income	735	671	728	10%	1%
Provision for income taxes	191	176	165	9%	16%
Net income	544	495	563	10%	(3)%
Preferred stock dividends	2	2	1	—%	100%
Net income available to common shareholders	$542	$493	$562	10%	(4)%

Earnings per common share – basic (4)	$2.76	$2.41	$2.85	15%	(3)%
Earnings per common share – diluted (4)	$2.72	$2.36	$2.79	15%	(3)%
Weighted-average common shares outstanding – basic	196.1	204.3	197.1	(4)%	(1)%
Weighted-average common and common equivalent shares outstanding – diluted	199.2	208.7	201.4	(5)%	(1)%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Second Quarter of 2026

Consolidated Statements of Income (Unaudited)

	Six months ended
in millions, except per share amounts	March 31, 2026	March 31, 2025	% change
Revenues:
Asset management and related administrative fees	$4,015	$3,468	16%
Brokerage revenues:
Securities commissions	993	871	14%
Principal transactions	262	268	(2)%
Total brokerage revenues	1,255	1,139	10%
Account and service fees	619	663	(7)%
Investment banking	487	541	(10)%
Interest income	1,967	1,990	(1)%
Other	95	79	20%
Total revenues	8,438	7,880	7%
Interest expense	(844)	(940)	(10)%
Net revenues	7,594	6,940	9%
Non-interest expenses:
Compensation, commissions and benefits	4,991	4,476	12%
Non-compensation expenses:
Communications and information processing	400	362	10%
Occupancy and equipment	160	147	9%
Business development	156	132	18%
Investment sub-advisory fees	126	107	18%
Professional fees	73	68	7%
Bank loan provision for credit losses	2	16	(88)%
Other	223	212	5%
Total non-compensation expenses	1,140	1,044	9%
Total non-interest expenses	6,131	5,520	11%
Pre-tax income	1,463	1,420	3%
Provision for income taxes	356	325	10%
Net income	1,107	1,095	1%
Preferred stock dividends	3	3	—%
Net income available to common shareholders	$1,104	$1,092	1%

Earnings per common share – basic (4)	$5.61	$5.34	5%
Earnings per common share – diluted (4)	$5.51	$5.22	6%
Weighted-average common shares outstanding – basic	196.6	204.0	(4)%
Weighted-average common and common equivalent shares outstanding – diluted	200.3	208.9	(4)%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Selected Key Metrics
Fiscal Second Quarter of 2026	(Unaudited)

	As of				% change from
$ in billions, except per share amounts	March 31, 2026		March 31, 2025	December 31, 2025	March 31, 2025	December 31, 2025
Total assets	$91.9		$83.1	$88.8	11%	3%
Total common equity attributable to Raymond James Financial, Inc.	$12.6		$12.1	$12.5	4%	1%
Book value per share (8)	$64.58		$59.74	$63.41	8%	2%
Tangible book value per share (1) (8)	$55.14		$51.29	$54.82	8%	1%

Capital ratios:
Tier 1 leverage	12.4%	(3)	13.3%	12.7%
Tier 1 capital	22.9%	(3)	23.5%	23.2%
Common equity tier 1	22.9%	(3)	23.3%	23.0%
Total capital	24.0%	(3)	24.8%	24.3%

	As of			% change from
Client asset metrics ($ in billions)	March 31, 2026	March 31, 2025	December 31, 2025	March 31, 2025	December 31, 2025
Client assets under administration	$1,762.9	$1,535.9	$1,773.1	15%	(1)%
Private Client Group assets under administration	$1,699.0	$1,475.5	$1,708.5	15%	(1)%
Private Client Group assets in fee-based accounts	$1,043.2	$872.8	$1,040.1	20%	—%
Financial assets under management	$282.4	$245.0	$280.8	15%	1%

	Three months ended			Six months ended
Net new assets metrics ($ in millions)	March 31, 2026	March 31, 2025	December 31, 2025	March 31, 2026	March 31, 2025
Domestic Private Client Group net new assets (2)	$22,954	$8,830	$30,828	$53,782	$22,850
Domestic Private Client Group net new assets growth — annualized (2)	5.8%	2.6%	8.0%	7.0%	3.3%

	As of			% change from
Clients’ domestic cash sweep and Enhanced Savings Program balances ($ in millions)	March 31, 2026	March 31, 2025	December 31, 2025	March 31, 2025	December 31, 2025
Raymond James Bank Deposit Program (“RJBDP”): (9)
Bank segment	$29,829	$25,783	$27,819	16%	7%
Third-party banks	13,597	16,813	15,996	(19)%	(15)%
Subtotal RJBDP	43,426	42,596	43,815	2%	(1)%
Client Interest Program	1,843	1,656	1,815	11%	2%
Total clients’ domestic cash sweep balances	45,269	44,252	45,630	2%	(1)%
Enhanced Savings Program (“ESP”) (10)	12,493	13,507	12,448	(8)%	—%
Total clients’ domestic cash sweep and ESP balances	$57,762	$57,759	$58,078	—%	(1)%

Net interest income and RJBDP fees ($ in millions)	Three months ended			% change from		Six months ended
	March 31, 2026	March 31, 2025	December 31, 2025	March 31, 2025	December 31, 2025	March 31, 2026	March 31, 2025	% change
Net interest income and RJBDP fees (third-party banks)	$650	$651	$667	—%	(3)%	$1,317	$1,324	(1)%
Average yield on RJBDP - third-party banks (11)	2.70%	3.00%	2.76%			2.73%	3.06%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Net Interest
Fiscal Second Quarter of 2026	(Unaudited)

The following tables present our consolidated average interest-earning asset and interest-bearing liability balances, interest income and expense and the related rates.

	Three months ended
	March 31, 2026			March 31, 2025			December 31, 2025
$ in millions	Average balance	Interest	Annualized average rate	Average balance	Interest	Annualized average rate	Average balance	Interest	Annualized average rate
	INTEREST-EARNING ASSETS
Bank segment
Cash and cash equivalents	$5,376	$47	3.57%	$5,823	$62	4.26%	$5,321	$52	3.85%
Available-for-sale securities	6,956	39	2.28%	8,352	48	2.26%	7,276	42	2.29%
Loans held for sale and investment: (12)
Loans held for investment:
Securities-based loans (“SBL”) (13)	22,199	295	5.31%	17,110	260	6.08%	20,626	296	5.62%
Commercial and industrial (“C&I”) loans	10,587	157	5.90%	10,371	168	6.50%	10,701	168	6.16%
Commercial real estate (“CRE”) loans	7,810	115	5.88%	7,599	124	6.52%	7,718	121	6.13%
Real estate investment trust (“REIT”) loans	1,725	26	6.02%	1,713	30	7.02%	1,718	29	6.59%
Residential mortgage loans	10,684	110	4.12%	9,732	96	3.91%	10,467	107	4.10%
Tax-exempt loans (14)	1,132	7	3.37%	1,277	8	3.37%	1,148	8	3.41%
Loans held for sale	220	3	5.75%	231	4	6.67%	304	5	6.69%
Total loans held for sale and investment	54,357	713	5.26%	48,033	690	5.76%	52,682	734	5.49%
All other interest-earning assets	245	3	4.62%	234	2	5.09%	241	3	4.85%
Interest-earning assets — Bank segment	$66,934	$802	4.81%	$62,442	$802	5.15%	$65,520	$831	5.00%
All other segments
Cash and cash equivalents	$4,601	$39	3.47%	$4,004	$42	4.27%	$5,109	$49	3.81%
Assets segregated for regulatory purposes and restricted cash	3,747	31	3.38%	3,425	36	4.23%	3,897	35	3.56%
Trading assets — debt securities	1,399	19	5.60%	1,433	19	5.28%	1,570	22	5.47%
Brokerage client receivables	2,688	41	6.12%	2,371	41	7.11%	2,617	43	6.56%
All other interest-earning assets	3,043	28	3.65%	2,477	23	3.81%	2,928	27	3.53%
Interest-earning assets — all other segments	$15,478	$158	4.14%	$13,710	$161	4.77%	$16,121	$176	4.31%
Total interest-earning assets	$82,412	$960	4.68%	$76,152	$963	5.08%	$81,641	$1,007	4.86%

	INTEREST-BEARING LIABILITIES
Bank Segment
Bank deposits:
Money market and savings accounts (9)	$36,315	$119	1.33%	$32,905	$144	1.78%	$35,027	$131	1.49%
Interest-bearing demand deposits (10)	21,831	183	3.42%	20,872	208	4.04%	22,144	204	3.66%
Certificates of deposit	2,226	22	3.96%	2,064	24	4.59%	1,961	20	4.13%
Total bank deposits (15)	60,372	324	2.18%	55,841	376	2.73%	59,132	355	2.39%
Federal Home Loan Bank (“FHLB”) advances and all other interest-bearing liabilities	753	6	2.95%	1,064	7	2.69%	751	6	2.85%
Interest-bearing liabilities — Bank segment	$61,125	$330	2.19%	$56,905	$383	2.73%	$59,883	$361	2.40%
All other segments
Trading liabilities — debt securities	$817	$12	5.99%	$824	$10	5.10%	$932	$12	5.25%
Brokerage client payables	5,337	10	0.77%	4,683	17	1.45%	5,042	14	1.09%
Senior notes payable	3,521	43	4.91%	2,040	23	4.50%	3,521	43	4.91%
All other interest-bearing liabilities (15)	1,087	8	2.90%	1,146	9	3.60%	1,272	11	3.19%
Interest-bearing liabilities — all other segments	$10,762	$73	2.74%	$8,693	$59	2.80%	$10,767	$80	2.95%
Total interest-bearing liabilities	$71,887	$403	2.27%	$65,598	$442	2.74%	$70,650	$441	2.48%
Firmwide net interest income		$557			$521			$566
Net interest margin (net yield on interest-earning assets)
Bank segment			2.81%			2.67%			2.81%
Firmwide			2.74%			2.77%			2.75%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Net Interest
Fiscal Second Quarter of 2026	(Unaudited)

	Six months ended
	March 31, 2026			March 31, 2025
$ in millions	Average balance	Interest	Annualizedaverage rate	Average balance	Interest	Annualizedaverage rate
	INTEREST-EARNING ASSETS
Bank segment
Cash and cash equivalents	$5,348	$99	3.71%	$6,141	$138	4.47%
Available-for-sale securities	7,117	81	2.28%	8,555	97	2.26%
Loans held for sale and investment: (12)
Loans held for investment:
SBL (13)	21,404	591	5.46%	16,794	530	6.24%
C&I loans	10,645	325	6.03%	10,248	346	6.69%
CRE loans	7,763	236	6.01%	7,620	259	6.72%
REIT loans	1,721	55	6.31%	1,683	61	7.18%
Residential mortgage loans	10,575	217	4.11%	9,633	187	3.87%
Tax-exempt loans (14)	1,140	15	3.39%	1,291	17	3.37%
Loans held for sale	262	8	6.30%	221	8	6.95%
Total loans held for sale and investment	53,510	1,447	5.37%	47,490	1,408	5.89%
All other interest-earning assets	243	6	4.73%	239	6	5.45%
Interest-earning assets — Bank segment	$66,218	$1,633	4.90%	$62,425	$1,649	5.25%
All other segments
Cash and cash equivalents	$4,855	$88	3.65%	$4,056	$90	4.47%
Assets segregated for regulatory purposes and restricted cash	3,820	66	3.48%	3,539	78	4.39%
Trading assets — debt securities	1,476	41	5.57%	1,414	38	5.35%
Brokerage client receivables	2,652	84	6.34%	2,389	86	7.23%
All other interest-earning assets	2,986	55	3.59%	2,529	49	3.86%
Interest-earning assets — all other segments	$15,789	$334	4.23%	$13,927	$341	4.90%
Total interest-earning assets	$82,007	$1,967	4.77%	$76,352	$1,990	5.19%

	INTEREST-BEARING LIABILITIES
Bank Segment
Bank deposits:
Money market and savings accounts (9)	$35,664	$250	1.41%	$32,725	$312	1.92%
Interest-bearing demand deposits (10)	21,989	387	3.54%	20,897	437	4.19%
Certificates of deposit	2,092	42	4.04%	2,260	52	4.59%
Total bank deposits (15)	59,745	679	2.29%	55,882	801	2.88%
FHLB advances and all other interest-bearing liabilities	752	12	2.90%	1,078	15	2.69%
Interest-bearing liabilities — Bank segment	$60,497	$691	2.30%	$56,960	$816	2.88%
All other segments
Trading liabilities — debt securities	$869	$24	5.64%	$842	$21	5.08%
Brokerage client payables	5,189	24	0.93%	4,732	37	1.55%
Senior notes payable	3,521	86	4.91%	2,040	46	4.50%
All other interest-bearing liabilities (15)	1,181	19	3.05%	1,141	20	3.68%
Interest-bearing liabilities — all other segments	$10,760	$153	2.85%	$8,755	$124	2.85%
Total interest-bearing liabilities	$71,257	$844	2.38%	$65,715	$940	2.88%
Firmwide net interest income		$1,123			$1,050
Net interest margin (net yield on interest-earning assets)
Bank segment			2.81%			2.63%
Firmwide			2.75%			2.76%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Second Quarter of 2026	(Unaudited)

	Three months ended			% change from
$ in millions	March 31, 2026	March 31, 2025	December 31, 2025	March 31, 2025	December 31, 2025
Net revenues:
Private Client Group	$2,810	$2,486	$2,768	13%	2%
Capital Markets	464	396	380	17%	22%
Asset Management	327	289	326	13%	—%
Bank	486	434	487	12%	—%
Other (16)	(1)	13	(1)	NM	—%
Intersegment eliminations	(227)	(215)	(225)	6%	1%
Total net revenues	$3,859	$3,403	$3,735	13%	3%

Pre-tax income/(loss):
Private Client Group	$416	$431	$439	(3)%	(5)%
Capital Markets	51	36	9	42%	467%
Asset Management	137	121	143	13%	(4)%
Bank	166	117	173	42%	(4)%
Other (16)	(35)	(34)	(36)	(3)%	3%
Pre-tax income	$735	$671	$728	10%	1%

	Six months ended
$ in millions	March 31, 2026	March 31, 2025	% change
Net revenues:
Private Client Group	$5,578	$5,034	11%
Capital Markets	844	876	(4)%
Asset Management	653	583	12%
Bank	973	859	13%
Other (16)	(2)	25	NM
Intersegment eliminations	(452)	(437)	3%
Total net revenues	$7,594	$6,940	9%

Pre-tax income/(loss):
Private Client Group	$855	$893	(4)%
Capital Markets	60	110	(45)%
Asset Management	280	246	14%
Bank	339	235	44%
Other (16)	(71)	(64)	(11)%
Pre-tax income	$1,463	$1,420	3%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Second Quarter of 2026	(Unaudited)

Private Client Group

	Three months ended			% change from
$ in millions	March 31, 2026	March 31, 2025	December 31, 2025	March 31, 2025	December 31, 2025
Revenues:
Asset management and related administrative fees	$1,711	$1,457	$1,693	17%	1%
Brokerage revenues:
Mutual and other fund products	176	152	164	16%	7%
Insurance and annuity products	132	117	132	13%	—%
Equities, exchange-traded funds (“ETFs”) and fixed income products	180	150	174	20%	3%
Total brokerage revenues	488	419	470	16%	4%
Account and service fees:
Mutual fund and other investment products	152	130	142	17%	7%
RJBDP fees: (9)
Bank segment	187	183	188	2%	(1)%
Third-party banks	93	130	101	(28)%	(8)%
Client account and other fees	74	66	71	12%	4%
Total account and service fees	506	509	502	(1)%	1%
Investment banking	7	9	8	(22)%	(13)%
Interest income	107	110	114	(3)%	(6)%
All other	8	6	4	33%	100%
Total revenues	2,827	2,510	2,791	13%	1%
Interest expense	(17)	(24)	(23)	(29)%	(26)%
Net revenues	2,810	2,486	2,768	13%	2%
Non-interest expenses:
Financial advisor compensation:
Commissions, benefits and other compensation	1,554	1,322	1,512	18%	3%
Recruiting and retention-related compensation (17)	111	89	107	25%	4%
Total financial advisor compensation	1,665	1,411	1,619	18%	3%
Administrative compensation and benefits	443	388	432	14%	3%
Total compensation, commissions and benefits	2,108	1,799	2,051	17%	3%
Non-compensation expenses	286	256	278	12%	3%
Total non-interest expenses	2,394	2,055	2,329	16%	3%
Pre-tax income	$416	$431	$439	(3)%	(5)%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Second Quarter of 2026	(Unaudited)

Private Client Group

	Six months ended
$ in millions	March 31, 2026	March 31, 2025	% change
Revenues:
Asset management and related administrative fees	$3,404	$2,933	16%
Brokerage revenues:
Mutual and other fund products	340	304	12%
Insurance and annuity products	264	235	12%
Equities, ETFs and fixed income products	354	313	13%
Total brokerage revenues	958	852	12%
Account and service fees:
Mutual fund and other investment products	294	256	15%
RJBDP fees: (9)
Bank segment	375	370	1%
Third-party banks	194	274	(29)%
Client account and other fees	145	136	7%
Total account and service fees	1,008	1,036	(3)%
Investment banking	15	17	(12)%
Interest income	221	236	(6)%
All other	12	11	9%
Total revenues	5,618	5,085	10%
Interest expense	(40)	(51)	(22)%
Net revenues	5,578	5,034	11%
Non-interest expenses:
Financial advisor compensation:
Commissions, benefits and other compensation	3,066	2,647	16%
Recruiting and retention-related compensation (17)	218	177	23%
Total financial advisor compensation	3,284	2,824	16%
Administrative compensation and benefits	875	806	9%
Total compensation, commissions and benefits	4,159	3,630	15%
Non-compensation expenses	564	511	10%
Total non-interest expenses	4,723	4,141	14%
Pre-tax income	$855	$893	(4)%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Second Quarter of 2026	(Unaudited)

Capital Markets

	Three months ended			% change from
$ in millions	March 31, 2026	March 31, 2025	December 31, 2025	March 31, 2025	December 31, 2025
Revenues:
Brokerage revenues:
Fixed income	$104	$116	$91	(10)%	14%
Equity	52	45	50	16%	4%
Total brokerage revenues	156	161	141	(3)%	11%
Investment banking:
Merger & acquisition and advisory	139	129	119	8%	17%
Equity underwriting	56	31	31	81%	81%
Debt underwriting	77	47	50	64%	54%
Total investment banking	272	207	200	31%	36%
Interest income	27	28	28	(4)%	(4)%
Affordable housing investments business revenues	28	20	31	40%	(10)%
All other	6	4	4	50%	50%
Total revenues	489	420	404	16%	21%
Interest expense	(25)	(24)	(24)	4%	4%
Net revenues	464	396	380	17%	22%
Non-interest expenses:
Compensation, commissions and benefits	293	262	261	12%	12%
Non-compensation expenses	120	98	110	22%	9%
Total non-interest expenses	413	360	371	15%	11%
Pre-tax income	$51	$36	$9	42%	467%

	Six months ended
$ in millions	March 31, 2026	March 31, 2025	% change
Revenues:
Brokerage revenues:
Fixed income	$195	$201	(3)%
Equity	102	86	19%
Total brokerage revenues	297	287	3%
Investment banking:
Merger & acquisition and advisory	258	355	(27)%
Equity underwriting	87	66	32%
Debt underwriting	127	103	23%
Total investment banking	472	524	(10)%
Interest income	55	57	(4)%
Affordable housing investments business revenues	59	49	20%
All other	10	9	11%
Total revenues	893	926	(4)%
Interest expense	(49)	(50)	(2)%
Net revenues	844	876	(4)%
Non-interest expenses:
Compensation, commissions and benefits	554	563	(2)%
Non-compensation expenses	230	203	13%
Total non-interest expenses	784	766	2%
Pre-tax income	$60	$110	(45)%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Second Quarter of 2026	(Unaudited)

Asset Management

	Three months ended			% change from
$ in millions	March 31, 2026	March 31, 2025	December 31, 2025	March 31, 2025	December 31, 2025
Revenues:
Asset management and related administrative fees:
Managed programs	$211	$187	$211	13%	—%
Administration and other	104	91	105	14%	(1)%
Total asset management and related administrative fees	315	278	316	13%	—%
Account and service fees	7	6	6	17%	17%
All other	5	5	4	—%	25%
Net revenues	327	289	326	13%	—%
Non-interest expenses:
Compensation, commissions and benefits	65	57	59	14%	10%
Non-compensation expenses	125	111	124	13%	1%
Total non-interest expenses	190	168	183	13%	4%
Pre-tax income	$137	$121	$143	13%	(4)%

	Six months ended
$ in millions	March 31, 2026	March 31, 2025	% change
Revenues:
Asset management and related administrative fees:
Managed programs	$422	$376	12%
Administration and other	209	184	14%
Total asset management and related administrative fees	631	560	13%
Account and service fees	13	12	8%
All other	9	11	(18)%
Net revenues	653	583	12%
Non-interest expenses:
Compensation, commissions and benefits	124	115	8%
Non-compensation expenses	249	222	12%
Total non-interest expenses	373	337	11%
Pre-tax income	$280	$246	14%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Second Quarter of 2026	(Unaudited)

Bank

	Three months ended			% change from
$ in millions	March 31, 2026	March 31, 2025	December 31, 2025	March 31, 2025	December 31, 2025
Revenues:
Interest income	$802	$802	$831	—%	(3)%
Interest expense	(330)	(383)	(361)	(14)%	(9)%
Net interest income	472	419	470	13%	—%
All other	14	15	17	(7)%	(18)%
Net revenues	486	434	487	12%	—%
Non-interest expenses:
Compensation and benefits	47	45	48	4%	(2)%
Non-compensation expenses:
Bank loan provision/(benefit) for credit losses	5	16	(3)	(69)%	NM
RJBDP fees to Private Client Group (9)	187	183	188	2%	(1)%
All other	81	73	81	11%	—%
Total non-compensation expenses	273	272	266	—%	3%
Total non-interest expenses	320	317	314	1%	2%
Pre-tax income	$166	$117	$173	42%	(4)%

	Six months ended
$ in millions	March 31, 2026	March 31, 2025	% change
Revenues:
Interest income	$1,633	$1,649	(1)%
Interest expense	(691)	(816)	(15)%
Net interest income	942	833	13%
All other	31	26	19%
Net revenues	973	859	13%
Non-interest expenses:
Compensation and benefits	95	91	4%
Non-compensation expenses:
Bank loan provision for credit losses	2	16	(88)%
RJBDP fees to Private Client Group (9)	375	370	1%
All other	162	147	10%
Total non-compensation expenses	539	533	1%
Total non-interest expenses	634	624	2%
Pre-tax income	$339	$235	44%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Second Quarter of 2026	(Unaudited)

Other (16)

	Three months ended			% change from
$ in millions	March 31, 2026	March 31, 2025	December 31, 2025	March 31, 2025	December 31, 2025
Revenues:
Interest income	$34	$34	$42	—%	(19)%
All other	9	4	1	125%	800%
Total revenues	43	38	43	13%	—%
Interest expense	(44)	(25)	(44)	76%	—%
Net revenues	(1)	13	(1)	NM	—%
Non-interest expenses:
Compensation and benefits	29	40	31	(28)%	(6)%
All other	5	7	4	(29)%	25%
Total non-interest expenses	34	47	35	(28)%	(3)%
Pre-tax loss	$(35)	$(34)	$(36)	(3)%	3%

	Six months ended
$ in millions	March 31, 2026	March 31, 2025	% change
Revenues:
Interest income	$76	$68	12%
All other	10	7	43%
Total revenues	86	75	15%
Interest expense	(88)	(50)	76%
Net revenues	(2)	25	NM
Non-interest expenses:
Compensation and benefits	60	76	(21)%
All other	9	13	(31)%
Total non-interest expenses	69	89	(22)%
Pre-tax loss	$(71)	$(64)	(11)%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Bank Segment Selected Key Metrics
Fiscal Second Quarter of 2026	(Unaudited)

Bank Segment

	As of			% change from
$ in billions	March 31, 2026	March 31, 2025	December 31, 2025	March 31, 2025	December 31, 2025
Total assets	$69.0	$62.7	$66.7	10%	3%
Bank loans, net	$54.8	$48.3	$53.4	14%	3%
Bank deposits	$62.4	$56.4	$60.2	11%	4%

	As of			% change from
$ in millions	March 31, 2026	March 31, 2025	December 31, 2025	March 31, 2025	December 31, 2025
Bank loan allowance for credit losses	$440	$452	$440	(3)%	—%
Total nonperforming assets	$183	$214	$208	(14)%	(12)%
Total criticized loans	$607	$551	$611	10%	(1)%

Bank loan allowance for credit losses as a % of total loans held for investment	0.80%	0.93%	0.82%
Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment (18)	1.83%	1.94%	1.82%

Nonperforming assets as a % of total assets	0.27%	0.34%	0.31%

Criticized loans as a % of total loans held for investment	1.10%	1.14%	1.14%

	Three months ended			Six months ended
$ in millions	March 31, 2026	March 31, 2025	December 31, 2025	March 31, 2026	March 31, 2025
Net interest margin (net yield on interest-earning assets)	2.81%	2.67%	2.81%	2.81%	2.63%

Bank loan provision/(benefit) for credit losses	$5	$16	$(3)	$2	$16
Net charge-offs	$5	$15	$9	$14	$19

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Second Quarter of 2026	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provide useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures.

	Three months ended			Six months ended
$ in millions	March 31, 2026	March 31, 2025	December 31, 2025	March 31, 2026	March 31, 2025
Net income available to common shareholders	$542	$493	$562	$1,104	$1,092
Non-GAAP adjustments:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (19)	6	8	7	13	16
Other acquisition-related compensation	1	—	—	1	—
Total “Compensation, commissions and benefits” expense	7	8	7	14	16
Communications and information processing	3	—	1	4	—
Professional fees	4	1	2	6	2
Other:
Amortization of identifiable intangible assets (20)	10	10	10	20	21
All other acquisition-related expenses	3	—	—	3	—
Total “Other” expense	13	10	10	23	21
Total pre-tax impact of non-GAAP adjustments related to acquisitions	27	19	20	47	39
Tax effect of non-GAAP adjustments	(5)	(5)	(5)	(10)	(10)
Total non-GAAP adjustments, net of tax	22	14	15	37	29
Adjusted net income available to common shareholders (1)	$564	$507	$577	$1,141	$1,121

Pre-tax income	$735	$671	$728	$1,463	$1,420
Pre-tax impact of non-GAAP adjustments (as detailed above)	27	19	20	47	39
Adjusted pre-tax income (1)	$762	$690	$748	$1,510	$1,459

Compensation, commissions and benefits expense	$2,541	$2,204	$2,450	$4,991	$4,476
Less: Total compensation-related acquisition expenses (as detailed above)	7	8	7	14	16
Adjusted “Compensation, commissions and benefits” expense (1)	$2,534	$2,196	$2,443	$4,977	$4,460

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Second Quarter of 2026	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Six months ended
	March 31, 2026	March 31, 2025	December 31, 2025	March 31, 2026	March 31, 2025
Pre-tax margin (6)	19.0%	19.7%	19.5%	19.3%	20.5%
Impact of non-GAAP adjustments on pre-tax margin:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (19)	0.1%	0.3%	0.2%	0.2%	0.2%
Other acquisition-related compensation	—%	—%	—%	—%	—%
Total “Compensation, commissions and benefits” expense	0.1%	0.3%	0.2%	0.2%	0.2%
Communications and information processing	0.1%	—%	—%	—%	—%
Professional fees	0.1%	—%	—%	0.1%	—%
Other:
Amortization of identifiable intangible assets (20)	0.3%	0.3%	0.3%	0.3%	0.3%
All other acquisition-related expenses	0.1%	—%	—%	—%	—%
Total “Other” expense	0.4%	0.3%	0.3%	0.3%	0.3%
Total pre-tax impact of non-GAAP adjustments related to acquisitions	0.7%	0.6%	0.5%	0.6%	0.5%
Adjusted pre-tax margin (1) (6)	19.7%	20.3%	20.0%	19.9%	21.0%

Total compensation ratio (7)	65.8%	64.8%	65.6%	65.7%	64.5%
Less the impact of non-GAAP adjustments on compensation ratio:
Acquisition-related retention (19)	0.1%	0.3%	0.2%	0.2%	0.2%
Other acquisition-related compensation	—%	—%	—%	—%	—%
Total “Compensation, commissions and benefits” expenses related to acquisitions	0.1%	0.3%	0.2%	0.2%	0.2%
Adjusted total compensation ratio (1) (7)	65.7%	64.5%	65.4%	65.5%	64.3%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Second Quarter of 2026	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Six months ended
Earnings per common share (4)	March 31, 2026	March 31, 2025	December 31, 2025	March 31, 2026	March 31, 2025
Basic	$2.76	$2.41	$2.85	$5.61	$5.34
Impact of non-GAAP adjustments on basic earnings per common share:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (19)	0.03	0.04	0.04	0.07	0.08
Other acquisition-related compensation	0.01	—	—	—	—
Total “Compensation, commissions and benefits” expense	0.04	0.04	0.04	0.07	0.08
Communications and information processing	0.02	—	—	0.02	—
Professional fees	0.02	—	0.01	0.03	0.01
Other:
Amortization of identifiable intangible assets (20)	0.05	0.05	0.05	0.10	0.10
All other acquisition-related expenses	0.02	—	—	0.02	—
Total “Other” expense	0.07	0.05	0.05	0.12	0.10
Total pre-tax impact of non-GAAP adjustments related to acquisitions	0.15	0.09	0.10	0.24	0.19
Tax effect of non-GAAP adjustments	(0.03)	(0.02)	(0.03)	(0.05)	(0.04)
Total non-GAAP adjustments, net of tax	0.12	0.07	0.07	0.19	0.15
Adjusted basic (1)	$2.88	$2.48	$2.92	$5.80	$5.49

Diluted	$2.72	$2.36	$2.79	$5.51	$5.22
Impact of non-GAAP adjustments on diluted earnings per common share:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (19)	0.03	0.04	0.03	0.06	0.08
Other acquisition-related compensation	—	—	—	—	—
Total “Compensation, commissions and benefits” expense	0.03	0.04	0.03	0.06	0.08
Communications and information processing	0.02	—	—	0.02	—
Professional fees	0.02	—	0.01	0.03	0.01
Other:
Amortization of identifiable intangible assets (20)	0.05	0.05	0.05	0.10	0.10
All other acquisition-related expenses	0.02	—	—	0.02	—
Total “Other” expense	0.07	0.05	0.05	0.12	0.10
Total pre-tax impact of non-GAAP adjustments related to acquisitions	0.14	0.09	0.09	0.23	0.19
Tax effect of non-GAAP adjustments	(0.03)	(0.03)	(0.02)	(0.05)	(0.05)
Total non-GAAP adjustments, net of tax	0.11	0.06	0.07	0.18	0.14
Adjusted diluted (1)	$2.83	$2.42	$2.86	$5.69	$5.36
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Second Quarter of 2026	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

Book value per share	As of
$ in millions, except per share amounts	March 31, 2026	March 31, 2025	December 31, 2025
Total common equity attributable to Raymond James Financial, Inc.	$12,567	$12,133	$12,491
Less non-GAAP adjustments:
Goodwill and identifiable intangible assets, net	1,983	1,855	1,838
Deferred tax liabilities related to goodwill and identifiable intangible assets, net	(147)	(140)	(146)
Tangible common equity attributable to Raymond James Financial, Inc. (1)	$10,731	$10,418	$10,799
Common shares outstanding	194.6	203.1	197.0
Book value per share (8)	$64.58	$59.74	$63.41
Tangible book value per share (1) (8)	$55.14	$51.29	$54.82

Return on common equity	Three months ended			Six months ended
$ in millions	March 31, 2026	March 31, 2025	December 31, 2025	March 31, 2026	March 31, 2025
Average common equity (21)	$12,529	$11,989	$12,458	$12,494	$11,857
Impact of non-GAAP adjustments on average common equity:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (19)	3	4	4	7	8
Other acquisition-related compensation	1	—	—	—	—
Total “Compensation, commissions and benefits” expense	4	4	4	7	8
Communications and information processing	1	—	1	1	—
Professional fees	2	1	1	3	1
Other:
Amortization of identifiable intangible assets (20)	5	5	5	10	11
All other acquisition-related expenses	2	—	—	1	—
Total “Other” expense	7	5	5	11	11
Total pre-tax impact of non-GAAP adjustments related to acquisitions	14	10	11	22	20
Tax effect of non-GAAP adjustments	(3)	(3)	(3)	(5)	(5)
Total non-GAAP adjustments, net of tax	11	7	8	17	15
Adjusted average common equity (1) (21)	$12,540	$11,996	$12,466	$12,511	$11,872

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Second Quarter of 2026	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Six months ended
$ in millions	March 31, 2026	March 31, 2025	December 31, 2025	March 31, 2026	March 31, 2025
Average common equity (21)	$12,529	$11,989	$12,458	$12,494	$11,857
Less:
Average goodwill and identifiable intangible assets, net	1,911	1,857	1,843	1,889	1,866
Average deferred tax liabilities related to goodwill and identifiable intangible assets, net	(147)	(140)	(145)	(145)	(139)
Average tangible common equity (1) (21)	$10,765	$10,272	$10,760	$10,750	$10,130
Impact of non-GAAP adjustments on average tangible common equity:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (19)	3	4	4	7	8
Other acquisition-related compensation	1	—	—	—	—
Total “Compensation, commissions and benefits” expense	4	4	4	7	8
Communications and information processing	1	—	1	1	—
Professional fees	2	1	1	3	1
Other:
Amortization of identifiable intangible assets (20)	5	5	5	10	11
All other acquisition-related expenses	2	—	—	1	—
Total “Other” expense	7	5	5	11	11
Total pre-tax impact of non-GAAP adjustments related to acquisitions	14	10	11	22	20
Tax effect of non-GAAP adjustments	(3)	(3)	(3)	(5)	(5)
Total non-GAAP adjustments, net of tax	11	7	8	17	15
Adjusted average tangible common equity (1) (21)	$10,776	$10,279	$10,768	$10,767	$10,145

Return on common equity (5)	17.3%	16.4%	18.0%	17.7%	18.4%
Adjusted return on common equity (1) (5)	18.0%	16.9%	18.5%	18.2%	18.9%
Return on tangible common equity (1) (5)	20.1%	19.2%	20.9%	20.5%	21.6%
Adjusted return on tangible common equity (1) (5)	20.9%	19.7%	21.4%	21.2%	22.1%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Second Quarter of 2026                                 Footnotes

(1)	These are non-GAAP financial measures. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures.

(2)
Domestic Private Client Group net new assets represents domestic Private Client Group client inflows, including dividends and interest, less domestic Private Client Group client outflows, including commissions, advisory fees, and other fees. The domestic Private Client Group net new asset growth — annualized percentage is based on the beginning domestic Private Client Group assets under administration balance for the indicated period.

(3)	Estimated.

(4)
Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were an insignificant amount for the three months ended March 31, 2026, $1 million for each of the three months ended December 31 and March 31, 2025, and $1 million and $2 million for the six months ended March 31, 2026 and 2025, respectively.

(5)	Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and identifiable intangible assets, net of related deferred taxes.

(6)	Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period.

(7)	Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period or, in the case of adjusted total compensation ratio, computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period.

(8)	Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period.

(9)
We earn fees from the RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at our Bank segment, as well as various third-party banks. RJBDP balances swept to our Bank segment are reflected in Bank deposits on our Consolidated Statement of Financial Condition and the vast majority are included in money market and other savings accounts in our net interest disclosures in this release. RJBDP balances swept to third-party banks are not included in our Bank deposits on our Consolidated Statement of Financial Condition given those deposits are held by third-party banks. Fees earned from the RJBDP are included in “Account and service fees” on our Consolidated Statements of Income, and those fees earned by the Private Client Group segment on deposits held by our Bank segment are eliminated in consolidation.

(10)
Our Enhanced Savings Program is a deposit offering in which clients, substantially all within our Private Client Group, deposit cash in a high-yield Raymond James Bank account. ESP balances held at Raymond James Bank as of the respective period end are reflected in Bank deposits on our Consolidated Statement of Financial Condition and the vast majority are included within interest-bearing demand deposits in our net interest disclosures in this release.

(11)	Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks.

(12)	Loans are presented net of unamortized purchase discounts or premiums, unearned income, deferred origination fees and costs, and charge-offs.

(13)	Securities-based loans included loans collateralized by the borrower’s marketable securities at advance rates consistent with industry standards and, to a lesser extent, the cash surrender value of life insurance policies. An insignificant portion of our securities-based loans portfolio is collateralized by private securities or other financial instruments with a limited trading market.

(14)	The average rate on tax-exempt loans is presented on a taxable-equivalent basis utilizing the applicable federal statutory rates for each respective period.

(15)
The average balance, interest expense, and average rate for “Total bank deposits” included amounts associated with affiliate deposits. Such amounts are eliminated in consolidation and are offset in “All other interest-bearing liabilities” under “All other segments.”

(16)
The Other segment includes interest income on certain corporate cash balances, the results of our private equity investments, which predominantly consist of investments in third-party funds, certain other corporate investing activity, and certain corporate overhead costs of RJF that are not allocated to other segments including the interest costs on our public debt, certain provisions for legal and regulatory matters, and certain acquisition-related expenses.

(17)
PCG recruiting and retention-related compensation includes expenses related to cash and equity awards issued in conjunction with recruiting activities, as retention for existing advisors, or in conjunction with our acquisitions (as further described in footnote 19). Such awards are expensed over the requisite service period (typically between 5 and 10 years).

(18)	Corporate loans included commercial and industrial loans, commercial real estate loans, and real estate investment trust loans.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Second Quarter of 2026                                 Footnotes

(19)	Includes acquisition-related compensation expenses primarily arising from equity and cash-based retention awards issued in conjunction with acquisitions. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period.

(20)	Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions.

(21)
Average common equity for the quarter-to-date period is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year-to-date period, average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by three, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by three. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period.